Statement of Additional Information (SAI) Supplement American Century Variable Portfolios, Inc.
Supplement dated August 4, 2023 ■ Statement of Additional Information dated May 1, 2023

The following entry is added for Stephen Quance in the Accounts Managed table on pages 43 and 44 of the SAI:

Accounts Managed
		Registered Investment Companies (e.g., American Century Investments funds and American Century Investments - subadvised funds)	Other Pooled Investment Vehicles (e.g., commingled trusts and 529 education savings plans)	Other Accounts (e.g., separate accounts and corporate accounts, including incubation strategies and corporate money)
Stephen Quance[1]	Number of Accounts	9	0	0
	Assets	$7.8 billion[2]	$0	$0
1 Information provided as of July 31, 2023.
2 Includes $338.8 million in VP Disciplined Core Value.

The following sentence is added as the second sentence in the Ownership of Securities table on page 46 of the SAI:
As of July 31, 2023, Stephen Quance did not beneficially own shares of VP Disciplined Core Value.

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